Description of Business	12 Months Ended
Dec. 31, 2017
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Description of Business

1. Description of business

G1 Therapeutics, Inc. (the “Company”) is a privately held clinical-stage biopharmaceutical company based in Research Triangle Park, North Carolina that focuses on the discovery and development of novel therapeutics for the treatment of cancer. The Company was incorporated on May 19, 2008 in the state of Delaware.

The Company focuses on cyclin-dependent kinases (CDKs), a family of proteins that plays an important role in the growth and proliferation of all human cells. The Company has focused its CDK research on developing potent and selective inhibitors of the kinases CDK4 and CDK6, collectively known as CDK4/6. The Company is currently advancing two CDK4/6 inhibitor product candidates that each have broad applicability across multiple cancer indications.

Trilaciclib, the Company’s most advanced clinical-stage candidate, is a potential first-in-class intravenous CDK4/6 inhibitor designed to preserve hematopoietic stem cells and enhance immune system function during chemotherapy. Based on compelling response rates and favorable tolerability shown in early-stage trials, trilaciclib is currently being evaluated in four randomized Phase 1b/2a trials: two in patients with small cell lung cancer, or SCLC, an additional Phase 2 trial in combination with Tecentriq in SCLC and a Phase 2 in patients with triple-negative breast cancer, or TNBC.

G1T38, the Company’s second clinical-stage candidate, is a potential best-in-class oral CDK4/6 inhibitor, to be used in combination with other targeted therapies to treat multiple cancers. A Phase 1 trial of G1T38 in 75 healthy volunteers showed a favorable safety profile, and the Company initiated a Phase 1/2 trial in ER+, HER2- breast cancer in January 2017. The Company’s plans for G1T38 include future combinations in other cancers, such as non-small cell lung cancer, or NSCLC.

As part of the Company’s strategy to develop wholly-owned proprietary combinations, the Company has exclusively in-licensed G1T48, a potential first/best-in-class oral selective estrogen receptor degrader, or SERD. The Company expects to initially develop G1T48 to be used in combination with G1T38 for the treatment of ER+, HER2- breast cancer.

The Company plans to continue to leverage its proprietary assets and knowledge of CDK4/6 biology to explore additional combination treatments and to build a fully integrated oncology company.

The Company’s financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. As of December 31, 2017, the Company had an accumulated deficit of $129.1 million. The Company has reported a net loss in all fiscal periods since inception and expects to incur substantial losses in the future to conduct research and development and pre-commercialization activities.

As of December 31, 2017, the Company had cash and cash equivalents of $103.8 million.   The Company expects that its existing cash and cash equivalents will enable it to fund its operating expenses and capital expenditure requirements for greater than 12 months from the date of filing this prospectus.  The failure of the Company to obtain sufficient funds on acceptable terms when needed could have a material adverse effect on the Company’s results of operations and financial condition.